Description of the Plan	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Description of the Plan [Line Items]
Description of the Plan	Description of the Plan
The following description of the Greif 401(k) Retirement Plan (the “Plan”) is provided for general information purposes only. Participants should refer to the plan document and summary plan description for more information.
General
The Plan is a defined contribution plan covering all employees at adopting locations of Greif Packaging LLC (both the “Sponsor” and the "Administrator"), a wholly-owned subsidiary of Greif, Inc. (the "Company"), and is subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"). The Plan was adopted by the Sponsor to provide eligible employees with special incentives for retirement savings. Eligible employees participate as soon as administratively feasible following their date of hire and upon 18 years of age. The Administrator is responsible for keeping accurate and complete records with regard to the Plan, informing participants of changes or amendments to the Plan, and ensuring that the Plan conforms to applicable laws and regulations. Principal Trust Company maintains the Plan assets.

TPG Plastics LLC

Subsequent to the Company's acquisition of TPG Plastics LLC ("TPG Plastics") on March 26, 2024, eligible TPG Plastics employees remained participants in the TPG Plastics, LLC 401(k) Plan (the "TPG Plan"), a defined contribution plan, through December 31, 2024. During 2024, the Company determined that it was in the best interest of the participants of the TPG Plan and the Plan to merge them together effective December 31, 2024 at close of business. As a result of the merger, net assets of $2.0 million were recorded as a receivable from the TPG Plan on the accompanying 2024 statement of net assets available for benefits since the net assets were transferred into the Plan January 2025.
Partial Plan Termination

During the year ended December 31, 2025, the Plan experienced a reduction in participation as a result of the sale of the Containerboard Business, which closed on August 31, 2025, that constituted a partial plan termination under Internal Revenue Code Section 411(d)(3). As a result, all affected participants with a severance from employment during the applicable period became 100 percent vested in employer contribution amounts credited to their accounts as of the date of the partial plan termination, to the extent funded.
Participant Contributions
Participants may contribute up to 100 percent of their annual compensation, not to exceed the deferral limit as established annually by the Internal Revenue Code (the "IRC"), into a choice of investment options. In no event shall the amount contributed for any plan year exceed the amount allowable in computing the participant’s federal income tax exclusion for that plan year. As soon as eligibility criteria are satisfied, participants are automatically enrolled with payroll deductions of 3 percent but are permitted to opt out or change the payroll deduction percentage. Until participants make an investment selection, all of their contributions are invested in a target fund investment option that corresponds to the participant’s projected retirement date, which is based on the participant’s current age and a retirement age of 65. Once the participant makes an investment election, participant contributions are allocated as the participant directs.
Participants may also choose to make rollover contributions (except amounts representing after-tax contributions) to the Plan of amounts received from an eligible employer plan maintained by another company or from an Individual Retirement Account.
Employer Contributions
At its discretion, the Sponsor may make matching and/or profit sharing contributions as set forth in the Plan document. Additionally, the Sponsor contributes three percent of compensation earned for all participants not eligible to participate in the Greif Pension Plan. Certain employer matching contributions are paid pursuant to collective bargaining agreements. The Sponsor’s contributions are allocated to investments in the same manner as that of the participant’s elective contributions.
Participant Accounts
Each participant’s account is credited with the participant’s contributions and the Sponsor’s matching and profit sharing contributions and allocations of plan earnings, and is charged with an allocation of administrative expenses. Plan earnings are allocated based on the participant’s share of net earnings or losses of their respective elected investment options. Allocations of administrative expenses are based on the participant’s account balances, as defined in the Plan document. The benefit to which a participant is entitled is the benefit that can be provided from the participant’s vested account.
Investments
Participants may direct the investment of their contributions and/or account balances into various investment options offered by the Plan and may change investments and transfer amounts between funds daily. The Plan offers 10 mutual funds at registered investment companies, 17 pooled accounts of common collective trusts, a guaranteed investment account, and an employer common stock fund.
Vesting
Participants have full and immediate vesting in all participant contributions and related income credited to their accounts. Employer contributions and actual earnings thereon vest ratably over a five-year period unless otherwise provided by collective bargaining agreements.
Forfeitures
Upon termination of employment, participants forfeit their unvested balances. Upon a participant's date of rehire, all years of service credited to such participant's date of termination are taken into account.
Forfeited balances of terminated participant’s unvested accounts are used to reduce the administrative expenses of the Plan or future employer contributions. Unallocated forfeitures as of December 31, 2025 and 2024 were approximately $3.6 million and $1.8 million, respectively. Forfeitures used to reduce administrative expenses were approximately $0.1 million in 2025.
Notes Receivable from Participants
Participants may borrow from their accounts up to a maximum equal to the lesser of $50,000 or 50 percent of their vested account balance. Loan terms range from 1-5 years, or up to 30 years if for the purchase of a primary residence. The $50,000 limit is reduced by the participant’s highest outstanding loan balance during the preceding 12-month period. A reasonable interest rate will be determined for each loan by the Plan Administrator and is commensurate with prevailing rates at the issuance of loans. As of December 31, 2025, participant loans had maturities through 2050 at interest rates ranging from 4.25 percent to 9.50 percent.
Payment of Benefits
Withdrawals under the Plan are allowed for termination of employment, hardship (as defined by the Plan document), retirement, or the attainment of age 59 1⁄2. Distributions may also be made to the participant in the event of physical or mental disability or to a named beneficiary in the event of the participant’s death. Distributions are made in a lump sum payment or by installment payments at the participant’s election.
Employer Stock Fund
Participants can elect to invest in the employer stock fund consisting of Greif, Inc. Class A Common Stock. The fund may also hold cash or cash equivalents as necessary to satisfy the obligations of the fund. Participants may not allocate more than 20% of their future contributions to the employer stock fund.
Plan Termination
Although it has not expressed any intent to do so, the Sponsor has the right under the Plan to discontinue its contributions at any time and to terminate the Plan subject to the provisions of ERISA. In the event of Plan termination, participants will become 100% vested in their accounts.